EXHIBIT 99.1

Joint Filer Information

Name and Address of Reporting Person:	Providence Equity GP VI International L.P.

c/o Providence Equity Partners Inc.

50 Kennedy Plaza, 18th Floor

Providence, Rhode Island, 02903

Issuer Name and Ticker or Trading Symbol:	Stream Global Services, Inc.

(OOO)

Relationship of Joint Filer to Issuer:	10% Owner
Date of Event Requiring Statement:	10/1/2009
Designated Filer:	PEP VI International Ltd.
PROVIDENCE EQUITY GP VI INTERNATIONAL L.P. By: PEP VI International Ltd., its sole general partner /s/ Raymond M. Mathieu	10/13/2009
Name: Raymond M. Mathieu Title: Treasurer and Secretary	Date

Name and Address of Reporting Person:	Providence Equity Partners VI International L.P.

c/o Providence Equity Partners Inc.

50 Kennedy Plaza, 18th Floor

Providence, Rhode Island, 02903

Issuer Name and Ticker or Trading Symbol:	Stream Global Services, Inc.

(OOO)

Relationship of Joint Filer to Issuer:	10% Owner
Date of Event Requiring Statement:	10/1/2009
Designated Filer:	PEP VI International Ltd.

PROVIDENCE EQUITY PARTNERS VI INTERNATIONAL L.P. By: Providence Equity GP VI International L.P., its sole general partner By: PEP VI International Ltd., its sole general partner /s/ Raymond M. Mathieu	10/13/2009
Name: Raymond M. Mathieu Title: Treasurer and Secretary	Date

Name and Address of Reporting Person:	EGS Luxco S.àr.l.

31 Boulevard Prince Henri

L-1724 Luxembourg

Issuer Name and Ticker or Trading Symbol:	Stream Global Services, Inc.

(OOO)

Relationship of Joint Filer to Issuer:	10% Owner
Date of Event Requiring Statement:	10/1/2009
Designated Filer:	PEP VI International Ltd.

EGS LUXCO S.ÀR.L. /s/ Raymond M. Mathieu	10/13/2009
Name: Raymond M. Mathieu Title: Manager and Chief Financial Officer	Date

Name and Address of Reporting Person:	EGS Dutchco B.V.

Fred Roeskestraat 123

1076 EE, Amsterdam

The Netherlands

Issuer Name and Ticker or Trading Symbol:	Stream Global Services, Inc.

(OOO)

Relationship of Joint Filer to Issuer:	10% Owner
Date of Event Requiring Statement:	10/1/2009
Designated Filer:	PEP VI International Ltd.
EGS DUTCHCO B.V. /s/ Robert Davis Noell	10/13/2009
Name: Robert Davis Noell Title: Authorized Signatory	Date